THE SECURITIES THAT ARE THE SUBJECT OF THIS TRANSACTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION. THERE MAY BE FURTHER RESTRICTIONS ON THE TRANSFERABILITY OF THE SECURITIES DESCRIBED HEREIN.

THE PURCHASE OF THE SECURITIES INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY QUALIFIED PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (“Agreement”) is made and entered into this 19 day of March 2018 (“Effective Date”), by and between SPYR, Inc., a Nevada corporation (“SPYR, Inc.,” or, “Seller”), and Richard Goldfarb, M.D. (“Purchaser”). Seller and the Purchaser may be individually referred to as a “Party” or collectively referred to as the “Parties.”

RECITALS

WHEREAS, Purchaser wishes to purchase from the Seller, seven hundred thousand (700,000) unregistered and restricted shares of common stock in Seller, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

INCORPORATION OF RECITALS

The above Recitals are incorporated into this Agreement hereafter by reference as though fully set out. The Parties hereby waive any rule of construction that would prevent any court of competent jurisdiction from using and referring to the Recitals as a means of interpreting or enforcing this Agreement.

DEFINITIONS

“Act” means the 1934 Securities and Exchange Act.

“Affiliate” means a person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with SPYR, Inc.

“Agreement” shall mean this Stock Purchase Agreement, including any amendments agreed to by the Purchaser and Seller.

1 of 10

“Closing Date” shall mean March 19, 2018.

“Effective Date” shall mean March 19, 2018.

“Exempt or Exemption” means a security or transaction that is exempt from registration under Section 5.

“Proceedings” means all legal proceedings concerning the interpretations, enforcement and defense of this Agreement and the transactions herein contemplated.

“Purchase Price” shall mean one hundred five thousand dollars ($105,000.00).

“Purchased Shares” shall mean seven hundred thousand (700,000) shares of unregistered restricted shares of common stock Seller, par value $0.0001 per share subject to a gating provision limiting the sale thereof to no more than 5,000 shares per day regardless of trading volume and an additional 5,000 shares per day for every 250,000 shares of daily trading volume.

“Reporting Company” means a reporting issuer and public company subject to Section 13 or 15(d) of the Exchange Act, with a class of stock registered under Sections 12(b), 12(g) or 15(d), and responsible for filing periodic and current reporting requirements with the Securities and Exchange Commission.

“Restricted Securities” means securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer.

“Rule 144” means an exemption from the registration requirements of Section 5 of the Act when securities have been acquired from the issuer or an affiliate of the issuer in a non-public offering and all subparts of Rule 144 (17 CFR § 230.144) have been satisfied.

“SEC” means the United States Securities and Exchange Commission.

“Section 5” means the requirement that a registration statement under the 1933 Securities and Exchange Act be found effective by the SEC pertaining to the offer and sale of a security.

“Underwriter” means a person who has purchased from an issuer with a view to, or offers or sells for an issuer in connection with, the distribution of any security, or participates, or has a direct or indirect participation in any such undertaking, or participates or has a participation in the direct or indirect underwriting of any such undertaking.

ARTICLE I

PURCHASE AND SALE

1. Purchase and Sale. Subject to the terms and conditions hereinafter set forth, upon the Closing Date, Purchaser shall convey to Seller the Purchase Price via wire transfer and as soon as practicable thereafter, Seller shall sell, convey, transfer, and deliver to Purchaser a certificate or

2 of 10

certificates representing the Purchased Shares in consideration of Purchaser’s payment of one hundred five thousand dollars ($105,000.00).

The certificates representing the Purchased Shares shall be duly issued in the name of Purchaser.

2. Closing. Subject to the terms and conditions of this Agreement, the purchase and sale of the Purchased Shares contemplated hereby will conclude on the Closing Date, or at such other time or on such other date or at such other place or by such other method as Seller and Purchaser may mutually agree upon orally or in writing.

ARTICLE II

REPRESENTATIONS OF THE PARTIES

1. Representations of Seller. Seller hereby warrants and represents to Purchaser that the statements contained in this Article II are true and correct as of the date hereof.

A.	Seller has full power and authority to enter into this Agreement, to carry out its obligations hereunder, and to consummate the transactions contemplated hereby. The execution and delivery by Seller of this Agreement, and the consummation by Seller of the transactions contemplated hereby, constitutes a legal, valid and binding obligation enforceable against Seller in accordance with its terms.

B.	The Purchased Shares have been duly authorized and, when conveyed by Seller to Purchaser on the Closing Date, all in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable. The Purchased Shares are free and clear of any and all mortgages, deeds of trust, encumbrances, adverse claims, actual or threatened litigation, and security interests;

C.	Neither the execution or delivery of this Agreement, nor any other documents required to be executed and delivered by Seller regarding this Agreement, nor the consummation of the transactions contemplated this Agreement conflicts with or constitutes any violation or breach, or gives any other person any rights (including, but not limited to, any legal rights to acceleration, termination, cancellation or recession) under any document or agreement Seller is a party to. Neither Seller’s entry into this Agreement, nor Seller’s representations made in this Agreement, constitute a violation of any order or applicable law that Seller is subject to.

D.	Seller is duly organized, validly existing and in good standing under the laws of the State of Nevada. Seller is a Reporting Company under the 1934 Act. As of the Effective Date SPYR, Inc. is current with its reporting obligations under the 1934 Act. Seller has all requisite power and authority to execute, deliver, and perform its obligations under this Agreement, and the execution, delivery, and performance by the Seller of its obligations under the Agreement has been duly authorized by all requisite action on the part of the Seller and, when executed and delivered by the Seller, shall constitute the valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, subject
3 of 10

to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

E.	The Purchased Shares have not been registered under Section 5 of the 1933 Securities and Exchange Act (“1933 Act”). The shares are offered and sold to Purchaser pursuant to an exemption from registration provided by Section 506 of Reg. D. The Company shall use its best efforts to file with the SEC a registration statement that includes the Purchased Shares within ninety (90) days of the Closing.

F.	The Purchased Securities are restricted shares. Purchaser may not execute a public sale of the Purchased Shares without their first being registered by Seller in a registration statement made effective by the SEC, or otherwise found to be exempt from registration by virtue of compliance with Rule 144 or other applicable legal exemption pursuant to a legal opinion satisfactory to Seller. There is no guarantee or representation that the Purchased Shares will ever be registered under the 1933 Act. Purchaser acknowledges it will have to bear the risk and burden associated with lack of liquidity indefinitely. Purchaser understands that the Purchased Shares have not been registered under the 1933 Act and the Purchased Shares will bear the following restrictive legend:

THESE SECURITIES NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITY UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THIS PROMISSORY NOTE THAT AN EXEMPTION FROM REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE WITH RESPECT TO SUCH TRANSFER. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

G.	Seller has made available or referred Purchaser to complete copies of Seller’s Exchange Act reports filed with the Securities & Exchange Commission (“SEC”), including Seller’s audited financial statements, informational disclosures, and any other information Purchaser requested.

2. Representations of Purchaser. Purchaser hereby warrants and represents:

A.	Purchaser has all requisite power and authority to execute, deliver and perform its obligations under the Agreement, and the execution, delivery, and performance by Purchaser of its obligations under the Agreement has been duly authorized by all requisite action on the part of Purchaser. The Agreement, when executed and delivered by Purchaser, shall constitute the valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting creditors’ rights and
4 of 10

remedies generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

B.	With respect to the Purchased Shares acquired by Purchaser, Purchaser acknowledges that the Purchased Shares have not been registered under Section 5 or under any state securities laws. Purchaser acknowledges being informed and understanding that the Purchased Shares are Restricted Securities that have not been registered under the 1933 Act. Purchaser acknowledges that no public market for the Purchased Shares exists, and any future market is uncertain. Purchaser understands that no assurance can be given that such a trading market will further develop at any time, or, if so developed, that it will continue.

C.	Purchaser represents that it is familiar with the requirements of Rule 144 of the 1933 Act as presently in effect and understands the resale limitations imposed thereby. Purchaser understands that Seller is under no obligation to register any of the Purchased Shares acquired hereunder. Purchaser further agrees not to make any disposition of all or any portion of the Purchased Shares except in compliance with applicable securities laws.

D.	Purchaser further acknowledges and agrees that its purchase of the Purchased Shares involves risks. Purchaser: (i) either alone or together with its representatives has such knowledge and experience in ﬁnancial and business matters as to be capable of evaluating the merits and risks of this investment, and make an informed decision to so invest, and has so evaluated the risks and merits of such investment; (ii) has the ability to bear the economic risks of this investment for an indefinite period and can afford a complete loss of such investment; (iii) understands the terms of, and the risks associated with the acquisition of the Purchased Shares, including, without limitation, a lack of liquidity, price transparency or pricing availability and risks associated with the industry in which Seller operates; (iv) has had the opportunity to review such disclosures regarding Seller’s business, ﬁnancial condition and prospects as Purchaser has determined to be necessary in connection with the acquisition of the Purchased Shares; (v) is an “accredited investor” and a “sophisticated investor” as that term is defined in Rule 501(a) of Regulation D of the Act and elsewhere; (vi) acknowledges and agrees that the Purchased Shares are being offered and sold in reliance on specific exemptions from the registration requirements of United States federal and state securities laws, and that Seller is relying upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Purchased Shares; and, (vii) understands and acknowledges that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Purchased Shares or the fairness or suitability of the investment in the Purchased Shares nor have such authorities passed upon or endorsed the merits of this Agreement.

E.	Purchaser has received or has had full access to all the information Purchaser considers necessary or appropriate to make an informed investment decision with respect to the Purchased Shares. Purchaser further has had an opportunity to ask questions of and receive answers from Seller regarding the Purchased Shares and to obtain additional information necessary to verify any information furnished to Purchaser or to which Purchaser had
5 of 10

access. Further, Purchaser has undertaken its own review of the business of Seller and the wisdom of an investment in the Purchased Shares. Purchaser has had the opportunity to review all of Seller’s financial statements and disclosures and risk factors that Seller has published concerning its operations, along with any other information Purchaser requested about Seller and its business, prospects, and associated risks.

F.	Purchaser understands that the acquisition of the Purchased Shares involves substantial risk. Purchaser has experience as an investor in securities of private companies and companies in the development stage and acknowledges that Purchaser is able to fend for itself, can bear the economic risk of the Purchaser’s investment in the Purchased Shares and has such knowledge and experience in financial or business matters that Purchaser is capable of evaluating the merits and risks of this investment in Purchased Shares and protecting its own interests in connection with this investment.

G.	Purchaser is acquiring the Purchased Shares for its own account, for long term investment, and not with a view towards a public distribution of those Purchased Shares as an Underwriter for Seller. Purchaser acknowledges that it is not acquiring the Purchased Shares as the result of any advertisement or solicitation, including any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase from Seller regarding Purchaser’s investment pursuant to this Agreement.

3. Representations, Warranties and Covenants of Seller and Purchaser.

A.	Seller and Purchaser hereby represent that there has been no act or omission by Seller or Purchaser which would give rise to any valid claim against either Party for a brokerage commission, finder's fee or other like payment in connection with the transaction contemplated hereby, except for such claims as shall have been waived on or before the Closing Date;

B.	The representations of Seller and Purchaser contained herein shall survive the Closing Date of this transaction. Each Party acknowledges and agrees that, except as expressly set forth in this Agreement, no Party has made (and no Party is relying on) any representation or warranties of any nature, express or implied, regarding anything relating to the transaction contemplated by this Agreement that are not contained herein; and

C.	Seller and Purchaser agree that each will, at any time and from time to time after the Closing, upon the request of the other Party, do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, assignments, transfers, conveyances, powers of attorney and assurances as may be reasonably required from time to time in order to effectuate the provisions and purposes of this Agreement.

6 of 10

ARTICLE III

CONDITIONS TO CLOSING

1. Conditions to Purchaser’s Obligations at Closing.

A.	Representations. Each of the representations of Seller shall be true and complete on and as of the Closing; and

B.	Performance. The Seller shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

2. Conditions to Seller’s Obligations at Closing.

A.	Representations. Each of the representations of Purchaser shall be true and complete on and as of the Closing; and

B.	Payment of Purchase Price. Purchaser shall have delivered to Seller the Purchase Price.

ARTICLE IV

GENERAL PROVISIONS

A.	Entire Agreement. This Agreement constitutes the entire agreement between the Parties and supersedes all prior agreements and understandings, oral and written, between the Parties with respect to the subject matter hereof. This Agreement may not be amended except by a written agreement signed by Purchaser and Seller.

B.	Sections and Other Headings; Interpretation. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. Whenever the context requires, words used in the singular shall be construed to mean or include the plural and vice versa, and pronouns of any gender shall be deemed to include and designate the masculine, feminine or neuter gender.

C.	Governing Law; Jurisdiction. This Agreement shall be deemed to be a contract made under the laws of the State of Colorado, United States of America. This Agreement and the construction, validity, enforcement, performance and interpretation of, or any dispute or claim arising out of or in relation to, this Agreement (whether in contract, tort or otherwise) shall be construed in accordance with the laws of the State of Colorado without giving effect to the conflicts of laws of the State of Colorado. Each Party agrees that all Proceedings, whether brought against a Party or a Party’s Affiliates, employees or agents, shall be commenced exclusively in the state and federal Courts located in Denver, Colorado. Each Party hereto hereby irrevocably submits to the exclusive jurisdiction of these Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any proceeding, any claim that it is not personally subject
7 of 10

to the jurisdiction of such Colorado Court, or that such proceeding has been commenced in an improper or inconvenient forum. Each Party hereby irrevocably waives personal service of process and consents to process being served in any such proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such Party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each Party hereby irrevocably, knowingly and voluntarily waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

D.	Severability. If any provision of this Agreement is determined by any court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the Parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement.

E.	Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page was an original thereof.

F.	Waiver. The rights and remedies of the Parties are cumulative and not alternative. Neither the failure nor any delay by any Party in exercising any right, power, or privilege under this Agreement, or the documents referred to in this Agreement, will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege.

G.	Successors and Assigns. Except as otherwise provided in this Agreement, this Agreement, and the rights and obligations of the Parties hereunder, will be binding upon and inure to the benefit of the Parties’ respective successors, assigns, heirs, executors, administrators and legal representatives.

H.	Survival of Warranties. The representations, warranties and covenants of Seller and Purchaser contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

I.	Notices. All notices, requests and demands (“Notice”) to or upon a Party, to be effective, shall be in writing and shall be sent: (i) certified or registered mail, return receipt requested;
8 of 10

(ii) by personal delivery against receipt; (iii) by overnight courier; or (iv) by email and, unless otherwise expressly provided herein, and shall be deemed to have been validly served, given, delivered and received: (x) on the date indicated on the receipt, when delivered by personal delivery against receipt or by certified or registered mail; (y) one business day after deposit with an overnight courier; or (z) in the case of email notice, when sent. Notices shall be addressed as follows:

To Seller:

SPYR, Inc.

c/o James R. Thompson

4643 South Ulster Street, Suite 1510

Denver, CO 80237

jthompson@spyr.com

To Purchaser:

Richard Goldfarb, M.D.

9 Bayshore Drive

Newtown, PA 18940

RichardGoldfarb@gmail.com

Either Party may change the address to which Notices shall be addressed by providing Notice of such change to the other Party in the manner set forth in this subsection.

J.	Third Parties. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the Parties hereto and their successors and assigns, any rights or remedies under or by reason of this Agreement.

K.	Preparation of Agreement. Seller prepared this Agreement. Each Party to this Agreement acknowledges that: (i) the Party had the advice of, or sufficient opportunity to obtain the advice of, legal counsel separate and independent of legal counsel for any other Party hereto; (ii) the terms of the transactions contemplated by this Agreement are fair and reasonable to such Party; and (iii) such Party has voluntarily entered into the transactions contemplated by this Agreement without duress or coercion. Each Party agrees that no conflict, omission or ambiguity in this Agreement, or the interpretation thereof, shall be presumed, implied, or otherwise construed against the other Party on the basis that such Party was responsible for drafting this Agreement.

9 of 10

IN WITNESS WHEREOF, each of the undersigned has duly executed this Stock Purchase Agreement as of the date first written above.

“SELLER”

SPYR, INC.
By:	_________________________________
Printed Name:	JAMES R. THOMPSON Title: CEO & President

“PURCHASER”

RICHARD GOLDFARB, M.D.
By:	_________________________________
Printed Name:	RICHARD GOLDFARB, M.D.

10 of 10

CASH WARRANT AGREEMENT

This Cash Warrant Agreement (“Warrant Agreement”) is entered into by and between SPYR, Inc., a Nevada Corporation (“Company”), with a business address of 4643 South Ulster Street, Suite 1510, Regency Plaza, Denver Colorado 80237, and Richard Goldfarb, M.D., with an address of 9 Bayshore Drive, Newtown, PA 18940 (“Warrant Holder”). Both Company and Warrant Holder may be referred to individually as a “Party” and collectively as the “Parties.”

1.       Issuance. Company shall issue to Warrant Holder a certificate (“Warrant Certificate”) dated March 19, 2018, providing Warrant Holder, and any subsequent assignee or transferee of Warrant Holder, with the right to purchase, at any time, commencing after March 19, 2018 (“Effective Date”) until the Expiration Date (defined below in Section 3), up to seven hundred thousand (700,000) restricted shares of common stock of Company (“Warrant Shares”) at an exercise price of fifty cents ($0.50) per Warrant Share. The Warrant Certificate issued hereunder shall be non-cancelable and non-callable by Company.

2.       Warrant Certificates. The Warrant Certificate to be delivered pursuant to this Warrant Agreement shall be in the form attached hereto as Exhibit A.

3.       Exercisability of Warrants. The Warrant Certificate shall expire if and to the extent the Warrant Shares are not exercised by March 18, 2023 (“Expiration Date”).

4.       Procedure for Exercise of Warrant Shares. The Warrant Shares are exercisable at an exercise price of fifty cents ($0.50) per Warrant Share (“Exercise Price”). Upon surrender of a Warrant Certificate with the attached form of Election to Purchase Warrant Shares fully completed and duly executed, together with payment of the Exercise Price for the Warrant Shares purchased, at the Company's principal offices at 4643 South Ulster Street, Suite 1510, Regency Plaza, Denver Colorado 80237, Warrant Holder shall be entitled to receive a restricted stock certificate or certificates for the Warrant Shares so purchased. The purchase rights represented by the Warrant Certificates are exercisable at the option of Warrant Holder, in whole or in part. Upon the exercise of less than all of the Warrants evidenced by a Warrant Certificate, Company shall forthwith issue to Warrant Holder a new warrant certificate (“Adjusted Warrant Certificate”) representing the number of the remaining unexercised Warrant Shares.

5. Issuance of Stock Certificate. Upon the exercise of a Warrant Certificate or Adjusted Warrant Certificate, the issuance of stock certificate(s) for Warrant Shares shall be made within ten (10) business days thereafter, and such stock certificate(s) shall be issued in the name of, or in such names as may be directed by Warrant Holder. Upon exchange of the Warrant Certificate by Warrant Holder for a partial exercise of the Warrant Shares, Company shall issue Warrant Holder an Adjusted Warrant Certificate, legally binding as of the Effective Date and pursuant to the terms of this Warrant Agreement.

6.        Transfer of Warrants. Warrant Holder, by its acceptance hereof, covenants and agrees that the Warrants are being acquired as an investment and not with a view to the distribution thereof. The Warrant Shares may only be sold, transferred, assigned, hypothecated or otherwise

1 of 8 CASH WARRANT AGREEMENT

disposed of, in whole or in part, subject to the applicable restrictions and gating provisions set forth in Warrant Holder’s Stock Purchase Agreement dated March 19, 2018, and subject to compliance with applicable securities laws. Any costs associated with any transfer (transfer agent fees, legal, copying charges, etc.) shall be the sole and exclusive responsibility of Warrant Holder. This Warrant Agreement, and the rights and obligations of the Parties hereunder, will be binding upon and inure to the benefit of the Parties’ respective successors, assigns, heirs, executors, administrators and legal representatives.

7.       Registration Under the Securities Act of 1933. As of the Effective Date, neither the Warrant Agreement nor the Warrant Shares have been registered under the Securities Act of 1933, as amended (“Securities Act”). Upon exercise, in whole or in part of the Warrant Shares, a stock certificate representing the Warrant Shares shall bear the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), AND MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

The Company shall use its best efforts to file with the SEC a registration statement that includes the Purchased Shares within ninety (90) days of the Closing.

8.       Exchange and Replacement of Warrant Certificate. Upon receipt by Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of the Warrant Certificate or any Adjusted Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrant Shares, if mutilated, Company will make and deliver a new Warrant Certificate or Adjusted Warrant Certificate in lieu thereof.

9.       Elimination of Fractional Interests. Company shall not be required to issue stock certificates representing fractions of common stock upon the exercise of the Warrant Shares, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the Parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of Warrant Shares.

10.       Reservation of Securities. Company shall at all times reserve and keep available out of its authorized common stock, solely for the purpose of issuance upon the exercise of the Warrant Shares, such number of shares of its common stock as shall be issuable upon the exercise thereof. Company covenants and agrees that the Warrant Shares shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any holder of its common stock.

2 of 8 CASH WARRANT AGREEMENT

11.        Voting Rights and Notices to Warrant Holder. Nothing contained in this Warrant Agreement shall be construed as conferring upon the Warrant Holder by virtue of its holding the Warrant Agreement the right to vote or to consent or to receive notice as a holder of common stock of Company in respect of any meetings of such holders for the election of directors or any other matter, or as having any rights whatsoever as possessed by a shareholder of Company.

12.        Notices. All notices, requests, consents and other communications pursuant to this Warrant Agreement shall be in writing and shall be deemed to have been duly made and sent when delivered by email to Warrant Holder at Warrant Holder’s email address of record with Company, or by U.S. Certified Mail, return receipt requested: (i) If to Warrant Holder, to the address of Warrant Holder as shown on the books of the Company; or (ii) if to Company, to the address set forth on page 1 of this Warrant Agreement or to such other address as Company may designate by notice to Warrant Holder.

13.        Supplements and Amendments. The Company and Warrant Holder may from time to time supplement or amend this Warrant Agreement in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which Company and Warrant Holder may deem necessary or desirable. Any and all amendments and supplements shall be in writing and signed by the Parties.

14.        Successors. All of the covenants and provisions of this Warrant Agreement shall be binding upon and inure to the benefit of Company and Warrant Holder, and their respective successors and assigns.

15.        Governing Law. This Warrant Agreement, Warrant Certificate and any Adjusted Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Colorado and for all purposes shall be construed in accordance with the laws of the State of Colorado without giving effect to the rules of the State of Colorado governing the conflicts of laws. The Parties submit to the jurisdiction of the Courts for the State of Colorado, County of Denver, to resolve any disputes regarding the interpretation or enforcement of this Agreement. Additionally, the Parties agree, prior to the filing of any action at law or equity regarding this Warrant Agreement, to submit their dispute to non-binding mediation with the JAG office located in Denver, Colorado. The Parties agree that the costs for any non-binding mediation shall be borne equally between them, and that the Parties shall bear their own respective costs for counsel, if any, and related party expenses.

16.        Entire Agreement; Modification. This Warrant Agreement contains the entire understanding between the Parties with respect to the subject matter hereof and may not be modified or amended except by a writing duly signed by the Party against whom enforcement of the modification or amendment is sought.

17.        Severability. If any provision of this Warrant Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Warrant Agreement.

3 of 8 CASH WARRANT AGREEMENT

18.        Captions. The caption headings of the sections of this Warrant Agreement are for convenience of reference only and are not intended, nor should they be construed as, a part of this Warrant Agreement and shall be given no substantive effect.

19.        Benefits of this Warrant Agreement. Nothing in this Warrant Agreement shall be construed to give to any person or corporation other than Company and Warrant Holder any legal or equitable right, remedy or claim under this Warrant Agreement, and this Agreement shall be for the sole and exclusive benefit of Company and Warrant Holder.

20.        Counterparts. This Warrant Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the Parties hereto have caused this Warrant Agreement to be duly executed as of March 19, 2018.

SPYR, INC.

By: _____________________________

Printed Name: James R. Thompson

Title: Chief Executive Officer and President

ACCEPTED AND AGREED TO BY:

RICHARD GOLDFARB, M.D.

By: ______________________________

Printed Name: RICHARD GOLDFARB, M.D.

4 of 8 CASH WARRANT AGREEMENT

EXHIBIT A

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO: (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”); (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES); OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

WARRANT CERTIFICATE

This Warrant Certificate certifies that Richard Goldfarb M.D. (“Goldfarb”) or his assign(s) (“Warrant Holder”) is the registered Warrant Holder eligible to purchase at any time after March 19, 2018, (“Effective Date”), until 5:00 p.m. Pacific Standard Time on March 18, 2023 (“Expiration Date”), up to seven hundred thousand (700,000) shares of restricted common stock (“Warrant Shares”) of SPYR, Inc. (“Company”), at a variable exercise price of fifty cents ($0.50) per Warrant Share (the “Exercise Price”), upon surrender of this Warrant Certificate and payment of the Exercise Price at the office of Company, but subject to the conditions set forth herein and in the Warrant Agreement between Goldfarb and SPYR effective as of March 19, 2018 (“Warrant Agreement”). Payment of the Exercise Price shall be made by certified check or official bank check in immediately available funds payable to the order of Company. No Warrant Shares may be exercised after 5:00 p.m. Pacific Standard Time on the Expiration Date defined in the Warrant Agreement, at which time all Warrant Shares evidenced hereby, unless exercised prior thereto, shall thereafter be void. The Warrant Shares evidenced by this Warrant Certificate are part of a duly authorized issuance of Warrant Shares to be issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of Company and Warrant Holder of the Warrant Shares. Upon the exercise of less than all of the Warrant Shares evidenced by this Warrant Certificate, Company shall promptly issue to Warrant Holder a new Warrant Certificate representing such number of unexercised Warrant Shares. Company may deem and treat the registered Warrant Holder hereof as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the Warrant Holder hereof, and for all other purposes, and Company shall not be affected by any notice to the contrary. All terms used in this Warrant Certificate that are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

[SIGNATURE TO FOLLOW ON NEXT PAGE]

EXHIBIT A

IN WITNESS WHEREOF, Company has caused this Warrant Certificate to be duly executed as of March 19, 2018.

SPYR, INC.

By: _____________________________

Printed Name: James R. Thompson

Title: Chief Executive Officer and President

EXHIBIT A

ELECTION TO PURCHASE WARRANT SHARES

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase _______ shares of common stock of Company and herewith tenders in payment for such Warrant Shares a certified check or official bank check payable to the order of SPYR, Inc. in the amount of $______________, all in accordance with the terms of the Warrant Agreement.

The undersigned requests that a stock certificate for such Warrant Shares be registered in the name of:

________________________________________ ;

Whose address of record is:

[Address] ________________________________________;

[City] _______________________________;

[State] ______________________________;

With a tax identification number or social security number of _________________________and

That such stock certificate be delivered to ________________________________________.

Dated:

Signature: ________________________ (Signature must conform in all respects to name of Warrant Holder as specified on the face of the Warrant Certificate.)

Signature: ________________________ (Signature must conform in all respects to the name of Warrant Holder as specified on the face of the Warrant Certificate.)

EXHIBIT A

FORM OF ASSIGNMENT

(To be executed by the registered Holder if such Warrant Holder elects to transfer the Warrant Certificate.)

FOR VALUE RECEIVED _____________________________ hereby sells, assigns and transfers unto

(Please print name and address of transferee)

the Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint as attorney to transfer the Warrant Certificate on the books of Company, with full power of substitution.

Dated: ________________

Signature:________________________ (Signature must conform in all respects to name of Warrant Holder as specified on the face of the Warrant Certificate.)

Signature:________________________ (Signature must conform in all respects to name of Holder as specified on the face of the Warrant Certificate.)

SSN/TIN: ___________________________ (Insert Social Security or Other Identifying Number of Assignee)